UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008 (May 16, 2008)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2008, the employment of Joseph M. Mallak, Senior Vice President, Finance, Chief Accounting Officer and Controller was terminated without cause.

Mr. Mallak is entitled to termination payments pursuant to the terms of the Employment Agreement dated August 8, 2007 by and among Mr. Mallak, the Company, and Aurora Acquisition Holdings, Inc. (the “Employment Agreement”), a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference. Subject to the terms of the Employment Agreement, Mr. Mallak is entitled to a lump sum payment in an amount equal to one-and-one-half times the sum of his base pay plus his target bonus and continued medical benefits for 18 months following his termination date.

On May 19, 2008, Scott A. McKinley was elected Senior Vice President and Controller of the Company. He had served as Senior Vice President and Treasurer since September 2006. From June 2004 till then, Mr. McKinley served as Vice President and Chief Financial Officer for Lubrizol Corporation’s Specialty Chemicals Segment. Prior to that, he was the Vice President and Controller of Noveon, Inc. Mr. McKinley also previously held the position of Director, Financial Planning and Analysis for BF Goodrich Performance Materials and spent the first 15 years of his career at the General Electric Company.

Item 7.01.	Regulation FD Disclosure

On May 21, 2008, the Company issued a press release on the election of Mr. McKinley. A copy of the Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this item 7.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Number	Description
99.1	Employment Agreement dated August 8, 2007 by and among Joseph M. Mallak, the Company, and Aurora Acquisition Holdings, Inc.

99.2	Press Release of the Company dated May 21, 2008

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2008

Aleris International, Inc

By:	/s/ Sean M. Stack
Sean M. Stack
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Page
99.1	Employment Agreement dated August 8, 2007 by and among Joseph M. Mallak, the Company, and Aurora Acquisition Holdings, Inc.

99.2	Press Release of the Company dated May 21, 2008